February 7, 2023 KKR & Co. Inc. Reports Fourth Quarter 2024 Financial Results February 4, 2025

i 2024 was a strong year for KKR. Our key financial metrics including Fee Related Earnings, Total Operating Earnings and Adjusted Net Income all grew over 35% year- over-year as the operating backdrop continued to improve. We raised over $100 billion of capital, invested a record amount on behalf of our clients and generated $1 billion of revenues in our capital markets business for the first time. As we start 2025, we are leaning into our business model – Asset Management, Insurance and Strategic Holdings – with the purchase of additional stakes across three existing Strategic Holdings investments. Conference Call A conference call to discuss KKR's financial results will be held on February 4, 2025 at 10:00 a.m. ET. The conference call may be accessed by dialing +1 (877) 407-0312 (U.S. callers) or +1 (201) 389-0899 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at https://ir.kkr.com/events- presentations/. A replay of the live broadcast will be available on KKR's website beginning approximately one hour after the live broadcast ends. About KKR KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR's website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group's website at www.globalatlantic.com. New York, February 4, 2025 – KKR & Co. Inc. (NYSE: KKR) today reported its fourth quarter 2024 results. KKR Reports Fourth Quarter 2024 Financial Results Joseph Y. Bae and Scott C. Nuttall Co-Chief Executive Officers

ii KKR Reports Fourth Quarter 2024 Financial Results Investor Relations Craig Larson Phone: +1 (877) 610-4910 in U.S. / +1 (212) 230-9410 investor-relations@kkr.com Media Kristi Huller Phone: +1 (212) 750-8300 media@kkr.com Legal Disclosures This presentation has been prepared by KKR & Co. Inc. solely for informational purposes for its public stockholders in connection with evaluating the business, operations and financial results of KKR & Co. Inc. and its subsidiaries (collectively, “KKR”), which includes The Global Atlantic Financial Group LLC and its subsidiaries (collectively, “Global Atlantic” or “GA”), unless the context requires otherwise. This presentation is not, and shall not be construed, as an offer to purchase or sell, or the solicitation of an offer to purchase or sell any securities of KKR in any jurisdiction in which such offer, solicitation or sale would be unlawful. This presentation may not be distributed, referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by KKR & Co. Inc. The statements contained in this presentation are made as of the date of this presentation, other than financial figures, which are as of December 31, 2024, unless another time is specified in relation to such statements or financial figures, and access to this presentation at any given time shall not give rise to any implication that there has been no change in the facts set forth in this presentation since such date. This presentation contains certain forward-looking statements pertaining to KKR, including with respect to the investment funds, and vehicles and accounts managed by KKR and the Global Atlantic insurance companies. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, but these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or within its control. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is no guarantee of future results. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date of this presentation except as required by law. Please see the Appendix for additional important information about forward-looking statements, including the assumptions and risks concerning projections and estimates of future performance. This presentation includes certain non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues. These non-GAAP measures are in addition to, and not a substitute for, measures of financial and operating performance prepared in accordance with U.S. GAAP. While we believe that providing these non-GAAP measures is helpful to investors in assessing the overall performance of KKR’s business, they may not include all items that are significant to an investor’s analysis of our financial results. Please see the Appendix for additional important information about the non-GAAP measures presented herein. Please see the Appendix for other important information. In addition, information about factors affecting KKR, including a description of risks that should be considered when making a decision to purchase or sell any securities of KKR, can be found in KKR & Co. Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024, and its other filings with the SEC, which are available at www.sec.gov. From time to time, we may use our website as a channel of distribution of material information. Financial and other material information regarding KKR is routinely posted on and accessible at www.kkr.com. Financial and other material information regarding Global Atlantic is routinely posted on and accessible at www.globalatlantic.com. Information on these websites are not incorporated by reference herein and are not a part of this presentation. Contact Information

KKR & Co. Inc. Fourth Quarter Earnings

1 Fourth Quarter 2024 GAAP Results (Unaudited) GAAP Net Income Attributable to KKR & Co. Inc. Common Stockholders was $3.1 billion for the full year 2024 ($ in thousands, except per share data) 4Q'23 4Q'24 FY'23 FY'24 Revenues Asset Management and Strategic Holdings $ 1,564,916 $ 1,426,239 $ 5,807,306 $ 7,212,246 Insurance 2,864,915 1,832,115 8,692,006 14,666,452 Total Revenues $ 4,429,831 $ 3,258,354 $ 14,499,312 $ 21,878,698 Expenses Asset Management and Strategic Holdings $ 1,212,828 $ 1,140,482 $ 4,162,977 $ 5,759,754 Insurance 2,847,689 1,840,100 8,195,628 15,226,106 Total Expenses $ 4,060,517 $ 2,980,582 $ 12,358,605 $ 20,985,860 Total Investment Income (Loss) - Asset Management and Strategic Holdings $ 1,506,657 $ 1,364,841 $ 4,413,902 $ 4,967,595 Income Tax Expense (Benefit) 286,611 258,330 1,197,523 954,396 Redeemable Noncontrolling Interests 7,323 15,603 (5,405) 73,149 Noncontrolling Interests 541,608 243,125 1,630,230 1,756,643 Preferred Stock Dividends — — 51,747 — Net Income (Loss) - KKR Common Stockholders $ 1,040,429 $ 1,125,555 $ 3,680,514 $ 3,076,245 Net Income (Loss) Attributable to KKR & Co. Inc. Per Share of Common Stock Basic $ 1.18 $ 1.27 $ 4.24 $ 3.47 Diluted $ 1.14 $ 1.18 $ 4.09 $ 3.28 Weighted Average Shares of Common Stock Outstanding Basic 884,998,900 888,222,552 867,496,813 887,021,433 Diluted 912,002,464 956,267,561 911,787,433 938,904,600 Note: See Appendix for detailed GAAP income statement. Totals may not sum due to rounding in this presentation.

2 Capital Metrics Fourth Quarter 2024 Highlights • Fee Related Earnings (“FRE”) of $843 million ($0.94/adj. share) in the quarter, up 25% year- over-year • FRE was $3.3 billion for the year ($3.66/adj. share), up 37% year-over-year • Total Operating Earnings ("TOE") of $1.1 billion ($1.23/adj. share) in the quarter, up 19% year-over-year • TOE was $4.4 billion for the year ($4.88/adj. share), up 36% year-over-year • Adjusted Net Income (“ANI”) of $1.2 billion ($1.32/adj. share) in the quarter, up 33% year- over-year • ANI was $4.2 billion for the year ($4.70/adj. share), up 38% year-over-year • Assets Under Management (“AUM”) of $638 billion, up 15% year-over-year • Fee Paying Assets Under Management (“FPAUM”) of $512 billion, up 15% year-over-year • New Capital Raised of $27 billion in the quarter and $114 billion for the year • Capital Invested of $23 billion in the quarter and $84 billion for the year • Strategic Holdings Announcement: We have arrangements in place to increase our ownership interests across three existing core private equity businesses – USI Insurance Services, 1-800 Contacts and Heartland Dental – by approximately $1.1 billion • As a result of these acquisitions, as well as ongoing strong operating and financial performance across the portfolio, KKR is increasing its financial guidance for the segment • The firm now expects Projected Strategic Holdings Operating Earnings to be $350+ million by 2026, $700+ million by 2028 and $1.1+ billion by 2030, increases of $50 million, $100 million and $100 million, respectively • Regular dividend of $0.175 per share of common stock was declared for the quarter • Increase of regular annualized dividend: Beginning with the dividend to be announced with the results of the quarter ending March 31, 2025, KKR intends to increase its regular annualized dividend per share of common stock from $0.70 to $0.74. KKR has increased its annualized dividend every year since its C-Corp conversion in 2018 Note: Adj. share refers to adjusted shares. See the Appendix for GAAP reconciliations and other important information. See page 27 for additional information on the Strategic Holdings announcement and for record and payment dates for common stock. Financial Measures Corporate

3 Fourth Quarter 2024 Segment Earnings Note: See Appendix for GAAP reconciliations, endnotes about taxes affecting Adjusted Net Income and other important information. ($ in thousands, except per share data) 4Q'23 4Q'24 FY'23 FY'24 Management Fees $ 784,581 $ 906,118 $ 3,030,325 $ 3,461,381 Transaction and Monitoring Fees, Net 264,233 323,797 720,654 1,165,884 Fee Related Performance Revenues 23,898 25,091 94,427 137,992 Fee Related Compensation (241,349) (219,624) (865,336) (833,918) Other Operating Expenses (155,989) (192,397) (596,284) (663,543) Fee Related Earnings $ 675,374 $ 842,985 $ 2,383,786 $ 3,267,796 Insurance Operating Earnings $ 231,274 $ 249,973 $ 816,637 $ 1,014,546 Strategic Holdings Operating Earnings $ 14,531 $ 7,811 $ 14,531 $ 76,211 Total Operating Earnings $ 921,179 $ 1,100,769 $ 3,214,954 $ 4,358,553 Net Realized Performance Income 169,861 306,025 398,949 608,788 Net Realized Investment Income 93,434 93,350 541,441 542,163 Total Investing Earnings $ 263,295 $ 399,375 $ 940,390 $ 1,150,951 Total Segment Earnings $ 1,184,474 $ 1,500,144 $ 4,155,344 $ 5,509,504 Interest Expense, Net and Other (81,849) (75,658) (351,869) (318,441) Income Taxes on Adjusted Earnings (214,143) (239,337) (763,382) (988,797) Adjusted Net Income $ 888,482 $ 1,185,149 $ 3,040,093 $ 4,202,266 Adjusted Per Share Measures: FRE per Adjusted Share $ 0.76 $ 0.94 $ 2.68 $ 3.66 TOE per Adjusted Share $ 1.04 $ 1.23 $ 3.61 $ 4.88 ANI per Adjusted Share $ 1.00 $ 1.32 $ 3.42 $ 4.70

4 Total Operating Earnings ($ in millions) $3,215 $4,359 2023 2024 Total Operating Earnings • Total Operating Earnings ("TOE") - the sum of Fee Related Earnings, Insurance Operating Earnings and Strategic Holdings Operating Earnings - represents the more durable and recurring portion of KKR's total segment earnings • TOE increased 36% over the last 12 months primarily driven by the growth in Fee Related Earnings. Over time, we expect Strategic Holdings Operating Earnings to contribute more meaningfully to Total Operating Earnings $921 $1,101 4Q'23 4Q'24 Note: KKR increased its ownership in Global Atlantic to 100% at the beginning of 2024. Financial results prior to 2024 do not reflect 100% ownership. Total Segment Earnings $5,510 2024 ($ in millions) Insurance Operating Earnings Fee Related Earnings Total Investing Earnings Strategic Holdings Operating Earnings $4,359 79% of segment earnings are from the more durable and recurring portions of total segment earnings

Asset Management Segment Detail

6 Asset Management Segment ($ in thousands, except per share data) 4Q'23 4Q'24 FY'23 FY'24 Management Fees $ 784,581 $ 906,118 $ 3,030,325 $ 3,461,381 Transaction and Monitoring Fees, Net 264,233 323,797 720,654 1,165,884 Fee Related Performance Revenues 23,898 25,091 94,427 137,992 Fee Related Compensation (241,349) (219,624) (865,336) (833,918) Other Operating Expenses (155,989) (192,397) (596,284) (663,543) Fee Related Earnings $ 675,374 $ 842,985 $ 2,383,786 $ 3,267,796 Realized Performance Income 411,391 676,341 1,065,389 1,822,115 Realized Performance Income Compensation (241,530) (370,316) (666,440) (1,213,327) Net Realized Performance Income $ 169,861 $ 306,025 $ 398,949 $ 608,788 Realized Investment Income 115,448 109,823 645,031 534,668 Realized Investment Income Compensation (22,014) (16,473) (103,590) (80,198) Net Realized Investment Income $ 93,434 $ 93,350 $ 541,441 $ 454,470 Total Investing Earnings $ 263,295 $ 399,375 $ 940,390 $ 1,063,258 Asset Management Segment Earnings $ 938,669 $ 1,242,360 $ 3,324,176 $ 4,331,054 Additional Financial Measures and Capital Metrics: FRE per Adjusted Share $ 0.76 $ 0.94 $ 2.68 $ 3.66 Total Asset Management Segment Revenues $ 1,599,551 $ 2,041,170 $ 5,555,826 $ 7,122,040 Assets Under Management $ 552,801,000 $ 637,572,000 $ 552,801,000 $ 637,572,000 Fee Paying Assets Under Management $ 446,408,000 $ 511,963,000 $ 446,408,000 $ 511,963,000 New Capital Raised (AUM) $ 31,377,000 $ 26,711,000 $ 69,466,000 $ 113,642,000 Capital Invested $ 15,609,000 $ 22,639,000 $ 44,010,000 $ 83,570,000 Uncalled Commitments $ 98,557,000 $ 109,555,000 $ 98,557,000 $ 109,555,000 Note: See Appendix for GAAP reconciliations and other important information.

7 • Increased 37% year-over-year driven primarily by the growth in management fees and capital markets transaction fees, in addition to a lower fee related compensation margin Management Fees and Fee Related Earnings Management Fees Fee Related Earnings Per Adjusted Share • Increased by 14% to $3.5 billion for the year • Growth has been driven by an increase in Fee Paying AUM from organic capital raised ($ in millions) $2.68 $3.66 62% 69% FRE per adjusted share FRE margin 2023 2024 $2,071 $2,656 $3,030 $3,461 2021 2022 2023 2024

8 Assets Under Management • AUM of $638 billion, up 15% year-over-year, with $27 billion of organic new capital raised in the quarter and $114 billion for the year • Fee Paying AUM of $512 billion, up 15% year-over-year, with $21 billion of organic new capital raised in the quarter and $111 billion for the year • Perpetual Capital of $268 billion, up 20% year-over-year driven primarily by the organic growth of Global Atlantic. Perpetual capital represents 42% of AUM and 51% of FPAUM AUM Fee Paying AUM Perpetual Capital ($ in billions) ($ in billions) ($ in billions) $553 $638 4Q'23 4Q'24 $446 $512 4Q'23 4Q'24 $224 $268 4Q'23 4Q'24 Note: Perpetual capital is capital of indefinite duration, which may be reduced or terminated under certain conditions. See Appendix for endnotes about perpetual capital and other important information.

9 Additional Capital Detail • Dry Powder: Uncalled commitments of $110 billion remain diversified across the firm’s investment strategies • AUM Not Yet Paying Fees: At year end, there was $57 billion of committed capital with a weighted average management fee rate of approximately 95 bps that becomes payable when the capital is either invested or enters its investment period • Carry Eligible AUM: Of the $312 billion of carried interest eligible AUM, $217 billion is above cost and accruing carry • Performance Fee Eligible AUM: $378 billion, up 14% year-over-year Performance Fee Eligible AUM Uncalled Commitments ($ in billions) ($ in billions) $333 $378 4Q'23 4Q'24 $99 $110 4Q'23 4Q'24 Note: See Appendix for endnotes for additional information relating to uncalled commitments.

10 Gross unrealized carried interest totals $7.9 billion as of December 31, 2024 Fund Investment Performance Private Equity Real Assets Infrastructure Portfolio Opportunistic Real Estate Portfolio Credit Alternative Credit Composite Traditional Private Equity Portfolio Leveraged Credit Composite 4Q'24 4% FY'24 Gross Return 1% 14%0% 12%2% 14%2% 10%2% Note: Traditional private equity does not include core or growth. See Appendix for endnotes explaining composition of the portfolios and composites presented on this page and for other important information. Past performance is no guarantee of future results.

11 • AUM: Increased 3% quarter-over-quarter and increased 11% year-over-year to $195 billion with organic new capital raised of $10 billion in the quarter and $18 billion for the year • New capital raised in the quarter was primarily driven by Americas flagship private equity and K-Series PE, private equity vehicles designed for private wealth clients • Realizations: Carried Interest in 4Q driven primarily by public secondary sales and exits via private sales, largely within traditional private equity • Capital Invested: $7 billion in the quarter and $17 billion for the year. In 4Q, deployment was driven primarily by traditional private equity in Europe and the U.S. alongside an increase in growth deployment globally • Performance: The traditional private equity portfolio appreciated 14% during the year Asset Management Segment − Private Equity ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Management Fees $ 331,216 $ 336,525 $ 1,286,062 $ 1,376,335 Transaction and Monitoring Fees, Net 30,023 38,868 115,276 100,619 Fee Related Performance Revenues — — — — Fee Related Revenues $ 361,239 $ 375,393 $ 1,401,338 $ 1,476,954 Realized Performance Income $ 330,799 $ 435,613 $ 938,790 $ 1,312,479 Capital Metrics: Assets Under Management $ 176,377,000 $ 195,358,000 $ 176,377,000 $ 195,358,000 Fee Paying Assets Under Management $ 107,726,000 $ 119,598,000 $ 107,726,000 $ 119,598,000 New Capital Raised (AUM) $ 2,706,000 $ 9,509,000 $ 6,901,000 $ 17,660,000 Capital Invested $ 5,845,000 $ 7,294,000 $ 13,529,000 $ 17,062,000 Uncalled Commitments $ 57,366,000 $ 54,882,000 $ 57,366,000 $ 54,882,000 Note: See Appendix for endnotes about our private equity business line and other important information.

12 Asset Management Segment − Real Assets • AUM: Increased 2% quarter-over-quarter and 27% year-over-year to $166 billion with organic new capital raised of $5 billion in the quarter and $40 billion for the year • New capital raised in the quarter was widespread and included Global Infrastructure V, Global Atlantic inflows invested across real estate and infrastructure, Global Climate and K-Series Infrastructure, infrastructure vehicles designed for private wealth clients • Capital Invested: $6 billion in the quarter and $28 billion for the year. In 4Q, deployment was primarily driven by infrastructure in both Europe and the U.S. as well as U.S. real estate credit and real estate equity in Asia • Performance: The infrastructure portfolio appreciated 14% and the opportunistic real estate portfolio appreciated 4% during the year ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Management Fees $ 216,917 $ 276,647 $ 825,735 $ 992,731 Transaction and Monitoring Fees, Net 5,299 11,752 20,564 52,508 Fee Related Performance Revenues 7,396 7,564 21,648 59,557 Fee Related Revenues $ 229,612 $ 295,963 $ 867,947 $ 1,104,796 Realized Performance Income $ 28,844 $ — $ 67,018 $ 218,320 Capital Metrics: Assets Under Management $ 130,933,000 $ 165,969,000 $ 130,933,000 $ 165,969,000 Fee Paying Assets Under Management $ 112,254,000 $ 139,681,000 $ 112,254,000 $ 139,681,000 New Capital Raised (AUM) $ 6,452,000 $ 5,336,000 $ 15,984,000 $ 39,680,000 Capital Invested $ 3,392,000 $ 6,396,000 $ 15,475,000 $ 27,922,000 Uncalled Commitments $ 24,719,000 $ 33,277,000 $ 24,719,000 $ 33,277,000 Note: See Appendix for endnotes about our real assets business line and other important information.

13 • AUM: Increased 2% quarter-over-quarter and 13% year-over-year to $276 billion with organic new capital raised of $12 billion in the quarter and $56 billion for the year • New capital raised in the quarter was primarily driven by inflows at Global Atlantic, CLO formation, fundraising across opportunistic asset-based finance, leveraged credit SMAs, direct lending and junior capital, as well as K-Series Credit, a series of credit vehicles designed for private wealth clients • AUM comprised of: $130 billion of leveraged credit, $68 billion of asset-based finance, $41 billion of direct lending, $8 billion of strategic investments and $30 billion of liquid strategies • Realizations: Performance Income in 4Q driven by the annual crystallization of Marshall Wace incentive fees • Capital Invested: $9 billion in the quarter and $39 billion for the year. In 4Q, deployment was most active in high grade asset- based finance and direct lending • Performance: The leveraged credit composite appreciated 10% and the alternative credit composite appreciated 12% during the year ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Management Fees $ 236,448 $ 292,946 $ 918,528 $ 1,092,315 Transaction and Monitoring Fees, Net 3,800 2,881 7,197 10,994 Fee Related Performance Revenues 16,502 17,527 72,779 78,435 Fee Related Revenues $ 256,750 $ 313,354 $ 998,504 $ 1,181,744 Realized Performance Income $ 51,748 $ 240,728 $ 59,581 $ 291,316 Capital Metrics: Assets Under Management $ 245,491,000 $ 276,245,000 $ 245,491,000 $ 276,245,000 Fee Paying Assets Under Management $ 226,428,000 $ 252,684,000 $ 226,428,000 $ 252,684,000 New Capital Raised (AUM) $ 22,219,000 $ 11,866,000 $ 46,581,000 $ 56,302,000 Capital Invested $ 6,372,000 $ 8,949,000 $ 15,006,000 $ 38,586,000 Uncalled Commitments $ 16,472,000 $ 21,396,000 $ 16,472,000 $ 21,396,000 Asset Management Segment − Credit and Liquid Strategies

14 • Transaction Fees: Totaled $270 million in the quarter and $1.0 billion for the year • Capital markets transaction fees reached $1.0 billion for the year for the first time in KKR's history • Approximately half of transaction fees were originated in Europe in the quarter • Private equity and infrastructure generated approximately 60% and 20%, respectively, of capital markets transaction fees in the quarter • Approximately 70% of transaction fees were debt product focused in the quarter Asset Management Segment − Capital Markets • All financial results exclude Strategic Holdings • Realizations: Realized Investment Income of $110 million in the quarter and $535 million for the year • Balance Sheet Investment Return: Appreciated 2% in the quarter and 9% during the year • Embedded Gains: $3.0 billion of embedded unrealized gains on the balance sheet at year end Asset Management Segment − Principal Activities ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Transaction Fees $ 225,111 $ 270,296 $ 577,617 $ 1,001,763 ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Realized Investment Income $ 115,448 $ 109,823 $ 645,031 $ 534,668

Insurance Segment Detail

16 • Net Investment Income: Net Investment Income of $1.7 billion in the quarter primarily reflects growth in the investment portfolio attributable to net inflows and higher market interest rates • Net Cost of Insurance: Net Cost of Insurance totaled $1.2 billion in the quarter primarily reflects business growth and the associated higher funding costs and the routine run off of older business that was originated in a lower cost environment • Highlights: • Global Atlantic AUM totals $191 billion, of which $142 billion is Credit AUM. Ivy and other sponsored reinsurance vehicles total $46 billion of the $191 billion • Inflows in the quarter were primarily driven by institutional flow business and individual markets annuity sales • KKR owned 100% of Global Atlantic beginning 1Q'24. The financial results for all quarters prior to 2024 reflect KKR's ~63% ownership Insurance Segment ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Net Investment Income $ 1,466,361 $ 1,668,057 $ 5,377,817 $ 6,328,822 Net Cost of Insurance (900,706) (1,208,052) (3,283,009) (4,448,886) General, Administrative and Other (200,409) (210,032) (805,109) (865,390) Pre-tax Operating Earnings 365,246 249,973 1,289,699 1,014,546 Pre-tax Operating Earnings Attributable to Noncontrolling Interests (133,972) — (473,062) — Insurance Operating Earnings $ 231,274 $ 249,973 $ 816,637 $ 1,014,546 Additional Financial Measure: Global Atlantic Book Value $ 4,988,280 $ 9,397,006 $ 4,988,280 $ 9,397,006 Note: See Appendix for endnotes explaining certain terms. 4Q'24 and FY'24 Net Investment Income included $6 million ($5 million of insurance operating earnings), and $23 million ($19 million of insurance operating earnings), respectively, of realized gains and losses not related to asset/liability matching investment strategies. 4Q'23 and FY'23 Net Investment Income included $35 million ($16 million of insurance operating earnings), and $37 million ($17 million of insurance operating earnings), respectively, of realized gains and losses not related to asset/liabilities matching investment strategies.

Strategic Holdings Segment Detail

18 Strategic Holdings Segment • Strategic Holdings Segment Earnings: Driven by dividends from our Core PE businesses • Highlights: • Arrangements in place to increase KKR's ownership interests in USI Insurance Services, 1-800 Contacts and Heartland Dental by approximately $1.1 billion • Expect Strategic Holdings Operating Earnings to be $350+ million by 2026, $700+ million by 2028 and $1.1+ billion by 2030 as a result of ongoing strong operating and financial performance across the portfolio and the additional purchases • KKR's share of the 18 businesses' 3Q'24 LTM Adjusted Revenues is $3.7 billion and 3Q'24 LTM Adjusted EBITDA is $0.9 billion(1) ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Dividends, Net $ 14,531 $ 7,811 $ 14,531 $ 76,211 Strategic Holdings Operating Earnings $ 14,531 $ 7,811 $ 14,531 $ 76,211 Net Realized Investment Income $ — $ — $ — $ 87,693 Strategic Holdings Segment Earnings $ 14,531 $ 7,811 $ 14,531 $ 163,904 LTM Adjusted EBITDA by Geography (KKR's Share)(1) LTM Adjusted EBITDA by Industry (KKR's Share)(1) Americas 66% Europe 28% Asia Pacific 6% Business Services 33% Consumer 30% TMT 14% Health Care 13% Infrastructure 10% Note: See Appendix for endnotes for additional information relating to LTM Adjusted Revenues and LTM Adjusted EBITDA. Expectations about Strategic Holdings Operating Earnings over time are forward-looking statements. These are estimated based on various assumptions, and there is no guarantee that our expectations will be realized as presented. See Appendix for further information and important information regarding estimates and assumptions and cautionary factors about forward-looking statements. (1) Does not reflect the additional purchases of USI Insurance Services, 1-800 Contacts and Heartland Dental.

Supplemental Information

20 Duration of Capital Growth in Strategic & Perpetual Capital Assets Under Management Perpetual Capital Long-Dated Strategic Investor Partnerships Perpetual Capital Long-Dated Strategic Investor Partnerships 8+ Year Duration at Inception Other ($ in billions) $287 $338 $224 $268 $63 $70 4Q'23 4Q'24 93% of AUM is perpetual capital or has a duration of at least 8 years at inception 7% 42% 11% 40% 53% of AUM is perpetual capital or long-dated strategic investor partnerships Note: Perpetual capital is capital of indefinite duration, which may be materially reduced or terminated under certain conditions. See Appendix for endnotes and other important information.

21 Assets Under Management Rollforward Year Ended December 31, 2024 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 176,377 $ 130,933 $ 245,491 $ 552,801 New Capital Raised 17,660 39,680 56,302 113,642 Distributions and Other (14,307) (9,863) (31,491) (55,661) Change in Value 15,628 5,219 5,943 26,790 Ending Balance $ 195,358 $ 165,969 $ 276,245 $ 637,572 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 190,150 $ 162,809 $ 271,437 $ 624,396 New Capital Raised 9,509 5,336 11,866 26,711 Distributions and Other (5,162) (2,662) (6,787) (14,611) Change in Value 861 486 (271) 1,076 Ending Balance $ 195,358 $ 165,969 $ 276,245 $ 637,572 Three Months Ended December 31, 2024 Note: See Appendix for endnotes about distributions, redemptions and other important information.

22 Fee Paying Assets Under Management Rollforward ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 119,602 $ 136,804 $ 249,297 $ 505,703 New Capital Raised 3,678 6,655 10,412 20,745 Distributions and Other (3,227) (2,489) (6,640) (12,356) Change in Value (455) (1,289) (385) (2,129) Ending Balance $ 119,598 $ 139,681 $ 252,684 $ 511,963 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 107,726 $ 112,254 $ 226,428 $ 446,408 New Capital Raised 18,274 39,351 52,943 110,568 Distributions and Other (6,782) (11,381) (31,658) (49,821) Change in Value 380 (543) 4,971 4,808 Ending Balance $ 119,598 $ 139,681 $ 252,684 $ 511,963 Year Ended December 31, 2024 Three Months Ended December 31, 2024 Note: See Appendix for endnotes about distributions, redemptions and other important information.

23 Investment Vehicle Summary - Asset Management ($ in thousands) 4Q'21 4Q'22 FY'21 FY'22 Net Investment Income $ 1,352,187 $ 1,230,677 $ 3,329,570 $ 4,112,244 Net Cost of Insurance (490,115) (751,332) (1,566,681) (2,415,996) General, Administrative and Other (162,085) (164,923) (500,410) (637,718) Pre-tax Insurance Operating Earnings 699,987 314,422 1,262,479 1,058,530 Income Taxes (135,947) (45,817) (199,095) (171,744) Net Income Attributable to Noncontrolling Interests (217,263) (103,464) (410,833) (341,582) Insurance Segment Operating Earnings $ 346,777 $ 165,141 $ 652,551 $ 545,204 Additional Financial Measures: Global Atlantic Book Value $ 3,372,498 $ 3,929,710 $ 3,372,498 $ 3,929,710 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value PRIVATE EQUITY BUSINESS LINE North America Fund XIII 8/2021 8/2027 $ 18,400 $ 6,271 $ 12,431 $ 327 $ 12,132 $ 15,441 Americas Fund XII 5/2017 5/2021 13,500 1,509 12,612 14,129 9,110 18,278 North America Fund XI 11/2012 1/2017 8,718 48 10,165 23,097 2,167 3,343 2006 Fund(1) 9/2006 9/2012 17,642 — 17,309 37,423 — — Millennium Fund(1) 12/2002 12/2008 6,000 — 6,000 14,129 — — Ascendant Fund 6/2022 6/2028 4,328 2,966 1,362 — 1,362 1,338 European Fund VI 6/2022 6/2028 7,360 4,445 2,915 — 2,915 2,221 European Fund V 7/2019 2/2022 6,354 669 5,802 2,369 4,520 6,257 European Fund IV 2/2015 3/2019 3,511 18 3,644 5,726 1,621 2,381 European Fund III(1) 3/2008 3/2014 5,503 143 5,360 10,625 151 21 European Fund II(1) 11/2005 10/2008 5,751 — 5,751 8,533 — — Asian Fund IV 7/2020 7/2026 14,735 7,665 7,704 1,212 7,352 11,027 Asian Fund III 8/2017 7/2020 9,000 1,267 8,263 8,294 6,377 11,099 Asian Fund II 10/2013 3/2017 5,825 — 7,494 6,694 2,456 1,296 Asian Fund(1) 7/2007 4/2013 3,983 — 3,974 8,728 — — Next Generation Technology Growth Fund III 11/2022 11/2028 2,740 1,779 961 — 961 1,067 Next Generation Technology Growth Fund II 12/2019 5/2022 2,088 31 2,254 913 1,872 3,045 Next Generation Technology Growth Fund 3/2016 12/2019 659 3 670 1,314 241 950 Health Care Strategic Growth Fund II 5/2021 5/2027 3,789 2,199 1,590 — 1,590 1,798 Health Care Strategic Growth Fund 12/2016 4/2021 1,331 102 1,359 461 1,060 1,762 Global Impact Fund II 6/2022 6/2028 2,693 1,836 857 — 857 746 Global Impact Fund 2/2019 3/2022 1,242 210 1,208 483 1,028 1,731 Co-Investment Vehicles and Other Various Various 32,680 9,556 23,747 11,182 17,575 21,624 Core Investors II 8/2022 8/2027 11,814 8,963 2,851 — 2,851 3,572 Core Investors I 2/2018 8/2022 8,500 23 9,516 1,658 8,285 16,580 Other Core Vehicles Various Various 5,567 1,158 4,485 1,555 4,000 7,064 Unallocated Commitments(2) N/A N/A 3,938 3,938 — — — — Total Private Equity $ 207,651 $ 54,799 $ 160,284 $ 158,852 $ 90,483 $ 132,641 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Invested" and “Realized” columns do not include the amounts of any realized investments that restored the unused capital commitments of the fund investors, if any. (2) Represents unallocated commitments from certain of our strategic investor partnerships.

24 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) Open ended fund. (2) Includes an Asia-focused vehicle with different fund terms and whose investment period has not yet begun as of December 31, 2024. (3) Upon the date of the close of the first investment. (4) Four years after the start of the investment period. (5) Represents unallocated commitments from certain of our strategic investor partnerships. Investment Vehicle Summary - Asset Management (cont’d) ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value REAL ASSETS BUSINESS LINE Global Infrastructure Investors V 7/2024 7/2030 $ 10,788 $ 10,788 $ — $ — $ — $ — Global Infrastructure Investors IV 8/2021 6/2024 16,567 3,445 13,494 443 13,176 16,516 Global Infrastructure Investors III 7/2018 6/2021 7,161 923 6,592 3,955 4,265 6,521 Global Infrastructure Investors II 12/2014 6/2018 3,039 128 3,167 5,481 684 1,130 Global Infrastructure Investors 9/2010 10/2014 1,040 — 1,050 2,228 — — Asia Pacific Infrastructure Investors II 9/2022 9/2028 6,348 4,425 2,081 181 1,884 2,351 Asia Pacific Infrastructure Investors 1/2020 9/2022 3,792 602 3,475 1,768 2,436 2,994 Diversified Core Infrastructure Fund 12/2020 (1) 10,999 1,177 9,964 991 9,885 10,652 Global Climate Fund(2) 7/2024 7/2030 2,589 2,589 — — — — Real Estate Partners Americas IV (3) (4) 1,928 1,928 — — — — Real Estate Partners Americas III 1/2021 9/2024 4,253 847 3,619 319 3,384 3,589 Real Estate Partners Americas II 5/2017 12/2020 1,921 235 1,970 2,767 427 364 Real Estate Partners Americas 5/2013 5/2017 1,229 135 1,024 1,438 16 7 Real Estate Partners Europe II 3/2020 12/2023 2,056 341 1,919 431 1,606 1,572 Real Estate Partners Europe 8/2015 12/2019 706 94 690 777 201 179 Asia Real Estate Partners 7/2019 7/2023 1,682 367 1,346 216 1,229 1,389 Property Partners Americas 12/2019 (1) 2,571 48 2,523 159 2,523 2,242 Real Estate Credit Opportunity Partners II 8/2019 6/2023 950 — 976 348 976 921 Real Estate Credit Opportunity Partners 2/2017 4/2019 1,130 122 1,008 594 1,008 1,005 Energy Related Vehicles Various Various 4,385 62 4,195 2,052 1,126 1,620 Co-Investment Vehicles & Other Various Various 11,441 2,899 8,582 1,865 8,168 8,598 Unallocated Commitments(5) N/A N/A 1,382 1,382 — — — — Total Real Assets $ 97,957 $ 32,537 $ 67,675 $ 26,013 $ 52,994 $ 61,650

25 Investment Vehicle Summary - Asset Management (cont’d) ($ in millions) Uncalled Commitments Remaining Fair Value Total Carried Interest Eligible $ 102,667 $ 209,419 $ 312,086 Incentive Fee Eligible — 66,140 66,140 Total Performance Fee Eligible 102,667 275,559 378,226 Private Equity and Real Assets 823 63,621 64,444 Credit and Liquid Strategies 6,065 188,837 194,902 Total Assets Under Management $ 109,555 $ 528,017 $ 637,572 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value CREDIT AND LIQUID STRATEGIES BUSINESS LINE(1) Opportunities Fund II 11/2021 1/2026 $ 2,362 $ 1,104 $ 1,258 $ 39 $ 1,259 $ 1,413 Dislocation Opportunities Fund 8/2019 11/2021 2,967 362 2,605 1,738 1,480 1,586 Special Situations Fund II 2/2015 3/2019 3,525 284 3,241 2,467 937 902 Special Situations Fund 1/2013 1/2016 2,274 1 2,273 1,899 337 126 Mezzanine Partners 7/2010 3/2015 1,023 33 990 1,166 184 21 Asset-Based Finance Partners II 3/2024 3/2028 3,495 3,495 — — — — Asset-Based Finance Partners 10/2020 7/2025 2,059 731 1,328 180 1,328 1,512 Private Credit Opportunities Partners II 12/2015 12/2020 2,245 313 1,932 942 1,231 1,188 Lending Partners IV 3/2022 9/2026 1,150 345 805 106 805 841 Lending Partners III 4/2017 11/2021 1,498 540 958 1,089 526 497 Lending Partners II 6/2014 6/2017 1,336 157 1,179 1,198 151 91 Lending Partners 12/2011 12/2014 460 40 420 458 23 13 Lending Partners Europe II 5/2019 9/2023 837 210 627 488 363 378 Lending Partners Europe 3/2015 3/2019 848 184 664 524 139 143 Asia Credit 1/2021 5/2025 1,084 408 676 52 676 798 Other Alternative Credit Vehicles Various Various 15,942 7,124 9,041 6,702 4,753 5,619 Total Credit and Liquid Strategies $ 43,105 $ 15,331 $ 27,997 $ 19,048 $ 14,192 $ 15,128 Total Eligible To Receive Carried Interest $ 348,713 $ 102,667 $ 255,956 $ 203,913 $ 157,669 $ 209,419 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Commitment” and “Uncalled Commitments” columns include income that is eligible to be reinvested if permitted under the terms of the investment vehicle agreements.

26 Note: See Appendix for GAAP reconciliations, endnotes about investments and other important information. (1) Only includes debt guaranteed by KKR & Co. Inc. of $7,627 million and debt issued by KKR Financial Holdings LLC of $949 million. Does not include Global Atlantic or other debt. (2) Net unrealized performance income would be $2.0 billion assuming a 75% compensation accrual (using the mid-point of the guided range) on gross unrealized performance income. (3) Cash and short-term investments excludes Global Atlantic. Strong Financial Profile ($ in millions) 4Q'24 Cash and Short-term Investments(3) $ 4,231 Investments - Asset Management Segment 11,013 Cash and Investments $ 15,244 Outstanding Debt (at par)(1) 8,576 Net Cash and Investments $ 6,668 Asset Management Investment Holdings by Asset Class (Fair Value) Traditional Private Equity 31% Growth Equity 11% Leveraged Credit 13% Energy 7% Infrastructure 7% Real Estate 12% Alternative Credit 8% Other 11% • Embedded Gains (Unrealized) total $3.0 billion • Gross Unrealized Performance Income totals $7.9 billion(2) Key Asset Management Highlights - Fourth Quarter 2024 • KKR & Co. Inc. is 'A' rated by both S&P and Fitch • Average maturity of debt is approximately 15 years with an after-tax weighted average fixed coupon of 3%(1) • Debt capacity includes a $2.75 billion undrawn revolving credit facility Net Cash and Investments

27 Common Stock Dividends A dividend of $0.175 per share of common stock of KKR & Co. Inc. has been declared for the fourth quarter of 2024, which will be paid on February 28, 2025 to holders of record of common stock as of the close of business on February 14, 2025. Additionally, beginning with the dividend to be announced with the results of the quarter ending March 31, 2025, KKR intends to increase its regular annualized dividend per share of common stock from $0.70 to $0.74. The declaration and payment of any future dividends on common stock will be subject to the discretion of the board of directors of KKR & Co. Inc. based on a number of factors, including KKR’s future financial performance and other considerations that the board deems relevant, the terms of KKR & Co. Inc.'s certificate of incorporation and applicable law. There can be no assurance that future dividends will be made as intended or at all or that any particular dividend policy for common stock will be maintained. KKR Increases Ownership in Core Private Equity Businesses, Provides Related Update to Projected Strategic Holdings Operating Earnings KKR today announced that it has arrangements in place to increase its ownership interests in certain core private equity businesses within its Strategic Holdings segment by approximately $1.1 billion. The acquisition of stakes in USI Insurance Services, 1-800 Contacts and Heartland Dental are anticipated to be completed in the first half of 2025. KKR’s Strategic Holdings segment is currently comprised of the firm’s ownership in 18 businesses in its core private equity strategy. As of 3Q 2024, KKR’s proportional share of the LTM adjusted revenues and EBITDA from these businesses were $3.7 billion and $0.9 billion, respectively. As a result of these acquisitions, as well as ongoing strong operating and financial performance across the portfolio, KKR is providing updated projections for Strategic Holdings Operating Earnings for 2026 through 2030. Based upon anticipated dividends from its core private equity businesses, the firm expects Projected Strategic Holdings Operating Earnings to be $350+ million by 2026, $700+ million by 2028 and $1.1+ billion by 2030. These figures compare to the previous projected figures of $300+ million, $600+ million and $1+ billion, respectively, for the corresponding periods. Dividends & Other Corporate Information

28 Stock Summary From December 31, 2023 through January 31, 2025, KKR used a total of $125 million to retire equity awards representing 1.2 million shares that otherwise would have been issued to participants under KKR's equity incentive plan. During this period, retirements were made at an average cost of $106.92 per share. Common Stock Repurchase Activity (Amounts in millions, except per share amounts) Inception to Date(1) Open Market Share Repurchases 67.3 Reduction of Shares for Retired Equity Awards(2) 25.8 Total Repurchased Shares and Retired Equity Awards 93.1 Total Capital Used $2,636 Average Price Paid Per Share $28.32 Remaining Availability under Share Repurchase Plan $69 Adjusted Shares 4Q'23 4Q'24 Common Stock Outstanding 885,005,588 888,232,174 Exchangeable Securities(3) 4,463,644 7,557,791 Adjusted Shares(4) 889,469,232 895,789,965 (1) KKR & Co. Inc.'s initial repurchase authorization was announced on October 27, 2015. Information is through January 31, 2025. (2) Refers to the retirement of equity awards issued pursuant to KKR & Co. Inc.’s equity incentive plans. (3) Includes certain securities exchangeable into shares of common stock of KKR & Co. Inc. (4) Excludes unvested shares granted under the equity incentive plan.

Appendix

30 GAAP Condensed Consolidated Income Statement (Unaudited) ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Revenues Asset Management and Strategic Holdings Fees and Other $ 877,039 $ 1,032,446 $ 2,963,869 $ 3,653,962 Capital Allocation-Based Income (Loss) 687,877 393,793 2,843,437 3,558,284 1,564,916 1,426,239 5,807,306 7,212,246 Insurance Net Premiums 655,410 305,300 1,975,675 7,898,834 Policy Fees 317,049 339,468 1,260,249 1,377,686 Net Investment Income 1,491,020 1,772,382 5,514,902 6,574,608 Net Investment-Related Gains (Losses) 344,351 (643,009) (235,262) (1,423,086) Other Income 57,085 57,974 176,442 238,410 2,864,915 1,832,115 8,692,006 14,666,452 Total Revenues $ 4,429,831 $ 3,258,354 $ 14,499,312 $ 21,878,698 Expenses Asset Management and Strategic Holdings Compensation and Benefits $ 879,321 $ 744,514 $ 3,012,687 $ 4,330,967 Occupancy and Related Charges 23,151 34,428 93,391 117,111 General, Administrative and Other 310,356 361,540 1,056,899 1,311,676 1,212,828 1,140,482 4,162,977 5,759,754 Insurance Net Policy Benefits and Claims 2,351,951 1,411,358 6,362,257 13,293,282 Amortization of Policy Acquisition Costs 25,238 95,747 87,275 174,163 Interest Expense 49,066 72,944 173,883 271,769 Insurance Expenses 274,248 86,458 825,998 741,796 General, Administrative and Other 147,186 173,593 746,215 745,096 2,847,689 1,840,100 8,195,628 15,226,106 Total Expenses $ 4,060,517 $ 2,980,582 $ 12,358,605 $ 20,985,860 Investment Income (Loss) - Asset Management and Strategic Holdings Net Gains (Losses) from Investment Activities 1,146,498 1,097,398 3,025,383 3,442,853 Dividend Income 194,129 232,695 791,160 1,100,361 Interest Income 917,330 809,636 3,369,447 3,458,526 Interest Expense (751,300) (774,888) (2,772,088) (3,034,145) Total Investment Income (Loss) $ 1,506,657 $ 1,364,841 $ 4,413,902 $ 4,967,595 Income Tax Expense (Benefit) 286,611 258,330 1,197,523 954,396 Redeemable Noncontrolling Interests 7,323 15,603 (5,405) 73,149 Noncontrolling Interests 541,608 243,125 1,630,230 1,756,643 Preferred Stock Dividends — — 51,747 — Net Income (Loss) - KKR Common Stockholders $ 1,040,429 $ 1,125,555 $ 3,680,514 $ 3,076,245

31 Reconciliation of GAAP to Non-GAAP Shares (Unaudited) 4Q'23 4Q'24 FY'23 FY'24 Weighted Average GAAP Shares of Common Stock Outstanding - Basic 884,998,900 888,222,552 867,496,813 887,021,433 Adjustments: Weighted Average Exchangeable Securities and Other 4,208,119 7,552,802 22,671,007 6,828,095 Weighted Average Adjusted Shares 889,207,019 895,775,354 890,167,820 893,849,528 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 GAAP Shares of Common Stock Outstanding 885,005,588 885,010,967 887,439,098 887,448,993 888,232,174 Adjustments: Exchangeable Securities and Other 4,463,644 5,768,290 7,005,071 6,996,738 7,557,791 Adjusted Shares 889,469,232 890,779,257 894,444,169 894,445,731 895,789,965 Unvested Shares of Common Stock and Exchangeable Securities(1) 41,660,450 53,466,767 56,333,182 65,022,724 75,639,529 (1) As of 4Q'24, all outstanding equity awards have met their market-price based vesting conditions. These outstanding equity awards remain unvested until their service-based vesting condition is satisfied.

32 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (1) Amounts represent the portion allocable to KKR. ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Net Income (Loss) - KKR Common Stockholders $ 1,040,429 $ 1,125,555 $ 3,680,514 $ 3,076,245 Preferred Stock Dividends — — 51,747 — Net Income (Loss) Attributable to Noncontrolling Interests 548,931 258,728 1,624,825 1,829,792 Income Tax Expense (Benefit) 286,611 258,330 1,197,523 954,396 Income (Loss) Before Tax (GAAP) $ 1,875,971 $ 1,642,613 $ 6,554,609 $ 5,860,433 Impact of Consolidation and Other (516,121) (95,067) (1,569,591) (1,268,787) Income Taxes on Adjusted Earnings (214,143) (239,337) (763,382) (988,797) Asset Management Adjustments: Unrealized (Gains) Losses (282,563) (288,342) (843,627) (673,790) Unrealized Carried Interest (401,857) 44,397 (1,656,974) (1,943,200) Unrealized Carried Interest Compensation 202,650 (49,778) 792,758 1,505,558 Transaction-related and Non-operating Items 9,768 (31,690) 31,805 122,009 Equity-based Compensation 79,798 72,557 230,858 279,418 Equity-based Compensation - Performance based 68,210 85,582 271,958 332,226 Strategic Holdings Adjustments: Unrealized (Gains) Losses (182,818) (314,133) (691,307) (958,418) Insurance Adjustments(1): (Gains) Losses from Investments(1) 140,696 213,395 363,956 1,465,348 Non-operating Changes in Policy Liabilities and Derivatives(1) 107,339 104,000 228,929 296,917 Transaction-related and Non-operating Items(1) 4,148 936 7,347 20,615 Equity-based and Other Compensation(1) (5,390) 35,317 71,579 134,799 Amortization of Acquired Intangibles(1) 2,794 4,699 11,175 17,935 Adjusted Net Income $ 888,482 $ 1,185,149 $ 3,040,093 $ 4,202,266 Interest Expense, Net 73,362 71,764 325,919 302,381 Net Income Attributable to Noncontrolling Interests 8,487 3,894 25,950 16,060 Income Taxes on Adjusted Earnings 214,143 239,337 763,382 988,797 Total Segment Earnings $ 1,184,474 $ 1,500,144 $ 4,155,344 $ 5,509,504 Net Realized Performance Income (169,861) (306,025) (398,949) (608,788) Net Realized Investment Income (93,434) (93,350) (541,441) (542,163) Total Operating Earnings $ 921,179 $ 1,100,769 $ 3,214,954 $ 4,358,553 Strategic Holdings Operating Earnings (14,531) (7,811) (14,531) (76,211) Insurance Operating Earnings (231,274) (249,973) (816,637) (1,014,546) Fee Related Earnings $ 675,374 $ 842,985 $ 2,383,786 $ 3,267,796

33 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Total Operating Earnings $ 921,179 $ 1,100,769 $ 3,214,954 $ 4,358,553 Total Investing Earnings 263,295 399,375 940,390 1,150,951 Depreciation and Amortization 12,357 11,946 46,727 50,011 Adjusted EBITDA $ 1,196,831 $ 1,512,090 $ 4,202,071 $ 5,559,515 ($ in thousands) 4Q'23 4Q'24 FY'23 FY'24 Total GAAP Revenues $ 4,429,831 $ 3,258,354 $ 14,499,312 $ 21,878,698 Insurance GAAP Revenues (2,864,915) (1,832,115) (8,692,006) (14,666,452) Impact of Consolidation and Other 193,143 427,712 671,286 1,130,840 Capital Allocation-Based Income (Loss) (GAAP) (687,877) (393,793) (2,843,437) (3,558,284) Realized Carried Interest - Asset Management 359,643 436,917 1,005,759 1,481,760 Realized Investment Income - Asset Management 115,448 109,823 645,031 534,668 Insurance Segment Management Fees 114,833 152,739 445,882 537,236 Strategic Holdings Segment Fees — 7,944 — 47,253 Capstone Fees (33,234) (41,735) (100,314) (110,953) Expense Reimbursements (27,321) (84,676) (75,687) (152,726) Total Asset Management Segment Revenues $ 1,599,551 $ 2,041,170 $ 5,555,826 $ 7,122,040

34 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 4Q'24 KKR & Co. Inc. Stockholders' Equity - Common Stock - GAAP $ 23,651,568 Asset Management and Strategic Holdings Net Assets and Other(1) (20,656,959) Accumulated Other Comprehensive Income and Other (Insurance)(2) 6,402,397 Global Atlantic Book Value $ 9,397,006 ($ in thousands) 4Q'24 Cash and Cash Equivalents - Asset Management and Strategic Holdings - GAAP $ 8,535,048 Impact of Consolidation and Other(3) (4,823,382) Short-term Investments 519,738 Cash and Short-term Investments $ 4,231,404 ($ in thousands) 4Q'24 Investments - Asset Management and Strategic Holdings - GAAP $ 106,453,051 Impact of Consolidation and Other(3) (94,920,096) Short-term Investments (519,738) Investments - Asset Management Segment $ 11,013,217 ($ in thousands) 4Q'24 Debt Obligations - Asset Management and Strategic Holdings - GAAP $ 45,933,920 Impact of Consolidation and Other(3) (37,461,289) Unamortized Discount/Premium and Deferred Financing Costs 103,254 Outstanding Debt (at par) $ 8,575,885 (1) This adjustment represents the net assets allocated to the Asset Management and Strategic Holdings segments. (2) To calculate Global Atlantic book value and to make it more comparable with the corresponding metric presented by other publicly traded companies in Global Atlantic’s industry, Global Atlantic book value excludes (i) accumulated other comprehensive income and (ii) accumulated change in fair value of reinsurance balances and related assets, net of income tax. (3) The purpose of these adjustments is to present these non-GAAP measures without giving effect to the consolidation of the investment vehicles and collateralized financing entities that KKR manages. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to equity holders in assessing the overall financial condition of KKR.

35 • The leveraged credit composite refers to the composite of certain investment portfolios made in KKR’s collateralized loan obligations and U.S. and European leveraged credit strategies including leveraged loans, high-yield bonds and opportunistic credit. • The alternative credit composite refers to the composite of certain investment portfolios made in KKR's private credit strategy, including direct lending (including our business development company), asset-based finance and junior capital, and in the Strategic Investments Group ("SIG") strategy. Funds and separately managed accounts in liquidation or discontinued strategies are excluded. • For a list of our carry paying funds, see the Investment Vehicle Summary on pages 23 to 25. See also “Important Information – Other Legal Disclosures” regarding past performance and investment returns. Notes to Page 11 – Asset Management Segment – Private Equity • Except as otherwise noted, amounts referencing the private equity business line, such as AUM, include amounts related to core private equity, including KKR's participation through the Strategic Holdings segment. Notes to Page 16 – Insurance Segment • Net investment income represents income earned on invested assets, net of investment-related expenses, including investment management fees paid to KKR. • Net cost of insurance represents the net cost of funding institutional and individual products – interest credited or incurred, benefits incurred, the associated insurance expenses, net of any premiums, fees and other income earned. Notes to All Pages • All figures in this presentation are as of December 31, 2024, unless otherwise specifically indicated. • References to LTM means last twelve months. Note to Page 3 – Fourth Quarter 2024 Segment Earnings • The amount of tax benefit from equity-based compensation for 4Q'24 and 4Q'23 was $35.8 million and $14.9 million, respectively, and for FY'24 and FY'23 was $126.7 million and $51.3 million, respectively. Its inclusion in Adjusted Net Income had the effect of increasing this metric for 4Q'24 and 4Q'23 by 3% and 2%, respectively, and for FY'24 and FY'23 by 3% and 2%, respectively. Note to Page 8 – Assets Under Management • Perpetual capital refers to a component of AUM that has an indefinite term and for which there is no predetermined requirement to return invested capital to investors upon the realization of investments. Perpetual capital includes the AUM of our registered funds, certain unregistered vehicles, listed companies, and insurance companies, and it excludes our traditional private equity funds, similarly structured investment funds, collateralized loan obligations, hedge fund partnerships and certain other investment vehicles. Investors should not view this component of our AUM as being permanent without exception, because it can be subject to material reductions and even termination. Perpetual capital is subject to material reductions from changes in valuation and withdrawals by or payments to investors, clients and policyholders (including through elections by investors to redeem their fund investments, periodic dividends, and payment obligations under insurance policies and reinsurance agreements) as well as termination by a client of, or failure to renew, its investment management agreement with KKR. Note to Page 9 – Additional Capital Detail • KKR’s portion of Uncalled Commitments to its investment funds and other vehicles includes $11.0 billion across Private Equity, Real Assets and Credit and Liquid Strategies business lines. Notes to Page 10 – Fund Investment Performance • Traditional private equity portfolio refers to the portfolio of investments held by all KKR’s private equity flagship funds. This portfolio does not include investments from KKR’s growth equity or core private equity. • Opportunistic real estate portfolio refers to the portfolio of investments held by KKR’s flagship opportunistic real estate equity funds. This portfolio does not include investments from KKR's core plus real estate funds or real estate credit funds. • Infrastructure portfolio refers to the portfolio of investments held by KKR’s flagship core plus infrastructure equity funds. This portfolio does not include investments from KKR’s core infrastructure fund, KKR Diversified Core Infrastructure. Important Information − Endnotes

36 Notes to Page 18 – Strategic Holdings Segment • The adjusted revenue and adjusted EBITDA information represents the measures management currently uses to monitor the operating performance of the businesses. • The Capital Invested for Strategic Holdings segment is included in Private Equity Capital Invested within the Asset Management segment and relates to Core Private Equity. • LTM Adjusted EBITDA is shown based on the geographic location of the businesses' headquarters. • LTM Adjusted revenue and EBITDA represents KKR’s look-through ownership percentage for each of these companies in the aggregate as a result of the firm's investments in these companies through its participation in our core private equity strategy multiplied by the revenue and EBITDA of each portfolio company, respectively. Non-U.S. dollar businesses have been converted at the period-ending foreign exchange rate. The calculation reflects the underlying revenue or EBITDA growth of investments made in the preceding periods, assuming those businesses were owned for the full acquisition year and are shown on a constant currency / constant ownership percentage basis. We believe this is helpful to the investor to show a steady state growth profile of the underlying portfolio on an organic basis. • A reconciliation of the forecasts for certain non-GAAP measures, including Strategic Holdings Operating Earnings to their corresponding GAAP measures has not been provided due to the unreasonable efforts it would take to provide such a reconciliation. Notes to Page 20 – Duration of Capital • Please see endnote for page 8 for information about the term "perpetual capital." • "Other" in the chart primarily includes hedge fund partnerships and certain leveraged credit funds. Notes to Page 21 – Assets Under Management Rollforward • For the three months ended December 31, 2024, Distributions and Other includes $5 million of redemptions by fund investors in Private Equity, $66 million of redemptions by fund investors in Real Assets and $1,594 million of redemptions by fund investors in Credit and Liquid Strategies. • For the year ended December 31, 2024, Distributions and Other includes $13 million of redemptions by fund investors in Private Equity, $323 million of redemptions by fund investors in Real Assets and $7,638 million of redemptions by fund investors in Credit and Liquid Strategies. Important Information − Endnotes (cont’d) Notes to Page 22 – Fee Paying Assets Under Management Rollforward • For the three months ended December 31, 2024, Distributions and Other includes $5 million of redemptions by fund investors in Private Equity, $66 million of redemptions by fund investors in Real Assets and $1,594 million of redemptions by fund investors in Credit and Liquid Strategies. • For the year ended December 31, 2024, Distributions and Other includes net changes in fee base of certain Real Assets funds of $2,806 million, $13 million of redemptions by fund investors in Private Equity, $323 million of redemptions by fund investors in Real Assets, and $7,638 million of redemptions by fund investors in Credit and Liquid Strategies. Notes to Pages 23 to 25 – Investment Vehicle Summary • The start date represents the start of the fund's investment period as defined in the fund's governing documents and may or may not be the same as the date upon which management fees begin to accrue. • The end date represents the end of the fund's investment period as defined in the fund's governing documents and is generally not the date upon which management fees cease to accrue. For funds that initially charge management fees on the basis of committed capital, the end date is generally the date on or after which the management fees begin to be calculated instead on the basis of invested capital and may, for certain funds, begin to be calculated using a lower rate. • This table includes investment vehicles which are not investment funds. The terms investments and investment vehicles are terms used solely for purposes of financial presentation. Note to Page 26 – Strong Financial Profile • The Investment amounts do not include KKR's ownership of the Global Atlantic insurance companies through KKR's insurance segment or KKR's participation in the core private equity strategy through KKR's Strategic Holdings segment. • The term “investments” has been presented solely for purposes of demonstrating the financial performance of certain assets contained on KKR’s balance sheet, including majority ownership of subsidiaries that operate KKR’s asset management, insurance businesses, broker-dealer and other businesses, including the general partner interests of KKR’s investment funds. • Traditional private equity includes KKR's traditional private equity funds, co-investments alongside such KKR sponsored private equity funds, and other opportunistic investments. Equity investments in other asset classes, such as growth equity, energy, real estate, infrastructure, leveraged credit and alternative credit appear in these other asset classes.

37 Important Information − Non-GAAP and Other Measures to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Equity based compensation expense is excluded from ANI, because (i) KKR believes that the cost of equity awards granted to employees does not contribute to the earnings potentially available for distributions to its equity holders or reinvestment into its business and (ii) excluding this expense makes KKR’s reporting metric more comparable to the corresponding metric presented by other publicly traded companies in KKR’s industry, which KKR believes enhances an investor’s ability to compare KKR’s performance to these other companies. Income Taxes on Adjusted Earnings includes the benefit of tax deductions arising from equity-based compensation, which reduces Income Taxes on Adjusted Earnings during the period. If tax deductions from equity- based compensation were to be excluded from Income Taxes on Adjusted Earnings, KKR’s ANI would be lower and KKR’s effective tax rate would appear to be higher, even though a lower amount of income taxes would have actually been paid or payable during the period. KKR separately discloses the amount of tax deduction from equity- based compensation for the period reported and the effect of its inclusion in ANI for the period. KKR makes these adjustments when calculating ANI in order to more accurately reflect the net realized earnings that are expected to be or become available for distribution to KKR’s equity holders or reinvestment into KKR’s business. However, ANI does not represent and is not used to calculate actual dividends under KKR’s dividend policy, which is a fixed amount per period, and ANI should not be viewed as a measure of KKR’s liquidity. • Total Segment Earnings is a performance measure that KKR believes is useful to stockholders as it provides a supplemental measure of our operating performance without taking into account items that KKR does not believe arise from or relate directly to KKR's operations. Total Segment Earnings excludes: (i) equity-based compensation charges, (ii) amortization of acquired intangibles, and (iii) transaction-related and non- operating items, if any. Transaction-related and non-operating items arise from corporate actions and non-operating items, which consist of: (i) impairments, (ii) transaction costs from acquisitions, (iii) depreciation on real estate that KKR owns and occupies, (iv) contingent liabilities, net of any recoveries, and (v) other gains or charges that affect period-to-period comparability and are not reflective of KKR's ongoing operational performance. Inter-segment transactions are not eliminated from segment results when management considers those transactions in assessing the results of the respective segments. These transactions include (i) management fees earned by our Asset Management segment as the investment adviser for Global Atlantic insurance companies, (ii) management and performance fees earned by our Asset Management segment for acquiring and managing the companies included in our Strategic Holdings segment, and (iii) interest income and expense based on lending arrangements where our Asset Management segment borrows from our Insurance segment. All these inter- segment transactions are recorded by each segment based on the applicable governing agreements. Total Segment Earnings represents the total segment earnings of KKR’s Asset Management, Insurance and Strategic Holdings segments. Non-GAAP and Segment Measures The key non-GAAP and other operating and performance measures that follow are used by management in making operational and resource deployment decisions as well as in assessing the performance of KKR's business. They include certain financial measures that are calculated and presented using methodologies other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues, are presented prior to giving effect to the allocation of income (loss) among KKR & Co. Inc. and holders of certain securities exchangeable into shares of common stock of KKR & Co. Inc. and, as such, represent the entire KKR business in total. In addition, these non-GAAP measures are presented without giving effect to the consolidation of the investment vehicles and collateralized financing entities (“CFEs”) that KKR manages. These measures described above have the definitions given to them below. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to stockholders in assessing the overall performance of KKR's business. These non-GAAP measures should not be considered as a substitute for financial measures calculated in accordance with GAAP. “Non-operating adjustments” as used in these non- GAAP definitions refers to adjustments made which are not adjustments or exclusions of normal, recurring cash operating expenses necessary for business operations. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, where applicable, are included under the “Reconciliation of GAAP to Non-GAAP Measures" section of this Appendix. We also caution readers that these non-GAAP measures may differ from the calculations made by other investment managers, and as a result, may not be directly comparable to similarly titled measures presented by other investment managers. • Adjusted Net Income is a performance measure of KKR’s earnings, which is derived from KKR’s reported segment results. ANI is used to assess the performance of KKR’s business operations and measures the earnings potentially available for distribution to its equity holders or reinvestment into its business. ANI is equal to Total Segment Earnings less Interest Expense, Net and Other and Income Taxes on Adjusted Earnings. Interest Expense, Net and Other includes interest expense on debt obligations not attributable to any particular segment net of interest income earned on cash and short- term investments. Income Taxes on Adjusted Earnings represents the (i) amount of income taxes that would be paid assuming that all pre-tax Asset Management and Strategic Holdings segment earnings were allocated to KKR & Co. Inc. and taxed at the same effective rate, which assumes that all securities exchangeable into shares of common stock of KKR & Co. Inc. were exchanged and (ii) amount of income taxes on Insurance Operating Earnings. Income taxes on Insurance Operating Earnings represent the total current and deferred tax expense or benefit on income before taxes adjusted

38 Non-GAAP and Segment Measures (cont’d) • Asset Management Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Asset Management segment. This measure is presented before income taxes and is comprised of: (i) Fee Related Earnings, (ii) Realized Performance Income, (iii) Realized Performance Income Compensation, (iv) Realized Investment Income, and (v) Realized Investment Income Compensation. The non-operating adjustments made to derive Asset Management Segment Earnings excludes the impact of: (i) unrealized gains (losses) on investments, (ii) unrealized carried interest, and (iii) unrealized carried interest compensation. Management fees earned by KKR as the adviser, manager or sponsor for its investment funds, vehicles and accounts, including its Global Atlantic insurance companies and Strategic Holdings segment, are included in Asset Management Segment Earnings. • Insurance Operating Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Insurance segment. This measure is presented before income taxes and is comprised of: (i) Net Investment Income, (ii) Net Cost of Insurance, and (iii) General, Administrative, and Other Expenses. The non-operating adjustments made to derive Insurance Operating Earnings excludes the impact of: (i) investment gains (losses) which include realized gains (losses) related to asset/liability matching investment strategies and unrealized investment gains (losses) and (ii) non-operating changes in policy liabilities and derivatives which includes (a) changes in the fair value of market risk benefits and other policy liabilities measured at fair value and related benefit payments, (b) fees attributed to guaranteed benefits, (c) derivatives used to manage the risks associated with policy liabilities, and (d) losses at contract issuance on payout annuities. Insurance Operating Earnings includes (i) realized gains and losses not related to asset/liability matching investment strategies and (ii) the investment management costs that are earned by our Asset Management segment as the investment adviser of the Global Atlantic insurance companies. • Strategic Holdings Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Strategic Holdings segment. This measure is presented before income taxes and is comprised of: Dividends, Net and Net Realized Investment Income. The non-operating adjustment made to derive Strategic Holdings Segment Earnings excludes the impact of unrealized gains (losses) on investments. Strategic Holdings Segment Earnings includes management fees and performance fees that are earned by the Asset Management segment. • Fee Related Earnings is a performance measure used to assess the Asset Management segment’s generation of earnings from revenues that are measured and received on a more recurring basis as compared to KKR’s investing earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of our fee generating asset management and capital markets businesses. FRE equals (i) Management Fees, including fees paid by the Insurance and Strategic Holdings segments to the Asset Management segment and fees paid by Ivy vehicles and other Important Information − Non-GAAP and Other Measures (cont’d) reinsurance vehicles, (ii) Transaction and Monitoring Fees, Net and (iii) Fee Related Performance Revenues, less (x) Fee Related Compensation, and (y) Other Operating Expenses. • Fee Related Performance Revenues refers to the realized portion of performance fees from certain AUM that has an indefinite term and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Fee related performance revenues consists of performance fees (i) expected to be received from our investment funds, vehicles and accounts on a recurring basis, and (ii) that are not dependent on a realization event involving investments held by the investment fund, vehicle or account. • Fee Related Compensation refers to the compensation expense, excluding equity- based compensation, paid from (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, and (iii) Fee Related Performance Revenues. • Other Operating Expenses represents the sum of (i) occupancy and related charges and (ii) other operating expenses. • Strategic Holdings Operating Earnings is a performance measure used to assess the firm’s earnings from companies and businesses reported through its Strategic Holdings segment. Strategic Holdings Operating Earnings currently consists of earnings derived from dividends that the firm receives from businesses acquired through the firm’s participation in our core private equity strategy. Strategic Holdings Operating Earnings currently equals dividends less management fees that are earned by our Asset Management segment. This measure is used by management to assess the Strategic Holdings segment’s generation of earnings from revenues that are measured and received on a more recurring basis than, and are not dependent on, realizations from investment activities. • Total Operating Earnings is a performance measure that represents the sum of (i) FRE, (ii) Insurance Operating Earnings, and (iii) Strategic Holdings Operating Earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of the most recurring forms of earnings from each of KKR’s segments as compared to investing earnings. • Total Investing Earnings is a performance measure that represents the sum of (i) Net Realized Performance Income and (ii) Net Realized Investment Income. KKR believes this measure is useful to stockholders as it provides additional insight into the earnings of KKR’s segments from the realization of investments.

39 Non-GAAP and Segment Measures (cont’d) • Total Asset Management Segment Revenues is a performance measure that represents the realized revenues of the Asset Management segment (which excludes unrealized carried interest and unrealized gains (losses) on investments) and is the sum of (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, (iii) Fee Related Performance Revenues, (iv) Realized Performance Income, and (v) Realized Investment Income. Asset Management Segment Revenues excludes Realized Investment Income earned based on the performance of businesses presented in the Strategic Holdings segment. KKR believes that this performance measure is useful to stockholders as it provides additional insight into all forms of realized revenues generated by our Asset Management segment. Other Terms and Capital Metrics • Adjusted shares represents shares of common stock of KKR & Co. Inc. outstanding under GAAP adjusted to include certain securities exchangeable into shares of common stock of KKR & Co. Inc. • Assets Under Management (“AUM”) represent the assets managed (including core private equity), advised or sponsored by KKR from which KKR is entitled to receive management fees or performance income (currently or upon a future event), general partner capital, and assets managed, advised or sponsored by our strategic BDC partnership and the hedge fund and other managers in which KKR holds an ownership interest. We believe this measure is useful to stockholders as it provides additional insight into the capital raising activities of KKR and its hedge fund and other managers and the overall activity in their investment funds and other managed or sponsored capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds and certain co-investment vehicles; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or performance income; (iii) the asset value of the Global Atlantic insurance companies; (iv) the par value of outstanding CLOs; (v) KKR's pro rata portion of the AUM of hedge fund and other managers in which KKR holds an ownership interest; (vi) all of the AUM of KKR's strategic BDC partnership; (vii) the acquisition cost of invested assets of certain non-US real estate investment trusts and (viii) the value of other assets managed or sponsored by KKR. The pro rata portion of the AUM of hedge fund and other managers is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM (i) is not based on any definition of AUM that may be set forth in the governing documents of the investment funds, vehicles, accounts or other entities whose capital is included in this definition, (ii) includes assets for which KKR does not act as an investment adviser, and (iii) is not calculated pursuant to any regulatory definitions. Important Information − Non-GAAP and Other Measures (cont’d) • Capital Invested is the aggregate amount of capital invested by (i) KKR’s investment funds (including core private equity) and Global Atlantic insurance companies, (ii) KKR's Principal Activities business line as a co-investment, if any, alongside KKR’s investment funds, and (iii) KKR's Principal Activities business line in connection with a syndication transaction conducted by KKR's Capital Markets business line, if any. Capital invested is used as a measure of investment activity at KKR during a given period. We believe this measure is useful to stockholders as it provides a measure of capital deployment across KKR’s business lines. Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable. Capital invested excludes (i) investments in certain leveraged credit strategies, (ii) capital invested by KKR’s Principal Activities business line that is not a co-investment alongside KKR’s investment funds, and (iii) capital invested by KKR’s Principal Activities business line that is not invested in connection with a syndication transaction by KKR’s Capital Markets business line. Capital syndicated by KKR's Capital Markets business line to third parties other than KKR’s investment funds or Principal Activities business line is not included in capital invested. • Fee Paying AUM (“FPAUM”) represents only the AUM from which KKR is entitled to receive management fees. We believe this measure is useful to stockholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR's and its hedge fund and BDC partnership management fees and differs from AUM in the following respects: (i) assets and commitments from which KKR is not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which it is entitled to receive only performance income or is otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments. • Uncalled Commitments is the aggregate amount of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles (including core private equity) have received from partners to contribute capital to fund future investments, and the amount of uncalled commitments is not reduced by capital invested using borrowings under an investment fund’s subscription facility until capital is called from our fund investors. We believe this measure is useful to stockholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds and carry paying co-investment vehicles to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements or investments we have committed to make but remain unfunded at the reporting date.

40 Website From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. Inc. at https://ir.kkr.com/. Information on these websites are not incorporated by reference herein and are not a part of this presentation. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website. KKR Entities Any discussion of specific KKR entities other than KKR & Co. Inc. is provided solely to demonstrate such entities’ role within the KKR organization and their contributions to the business, operations and financial results of KKR & Co. Inc. Each KKR entity is responsible for its own financial, contractual and legal obligations. Nothing in this presentation is intended to constitute, and shall not be construed as constituting, the provision of any tax, accounting, financial, investment, insurance, regulatory, legal or other advice by KKR or its representatives. Without limiting the foregoing, this presentation is not and shall not be construed as an "advertisement" for purposes of the Investment Advisers Act of 1940, as amended, or an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any security, service or product of or by any KKR entity, including but not limited to any investment advice, any investment fund, vehicle or account, any capital markets service, or any insurance product, including but not limited to (i) any investment funds, vehicles or accounts sponsored, advised or managed by (or any investment advice from) Kohlberg Kravis Roberts & Co. L.P., KKR Credit Advisors (US) LLC, KKR Credit Advisors (Ireland) or other subsidiary, (ii) any capital markets services by KKR Capital Markets LLC (“KCM”) or any KCM affiliate outside the United States, or (iii) any insurance product or reinsurance offered by Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company, Forethought Life Insurance Company, Global Atlantic Re Limited, Global Atlantic Assurance Limited or any other Global Atlantic owned or sponsored insurance company, or any investment or insurance product or reinsurance offered by any insurance-related vehicle sponsored or managed by Global Atlantic. Each KKR entity is responsible for its own financial, contractual and legal obligations. This presentation has been prepared solely for informational purposes. This presentation is not intended to make, and does not make, any financial or investment recommendation or otherwise promote a product or service of KCM or any of its affiliates. Important Information − Other Legal Disclosures Past Performance and Investment Returns Past performance is not a guarantee of future results. Information about any fund or strategy and investments made by such fund or strategy, including past performance of such fund, strategy or investment, is provided solely to illustrate KKR’s investment experience, and processes and strategies used by KKR in the past with respect to such funds or strategies. The performance information relating to KKR’s historical investments is not intended to be indicative of any fund’s or strategy’s future results or the future results of KKR. Certain funds or strategies are also relatively new and their limited historical results may not be indicative of results they will experience over a longer period of time. There can be no assurance that any KKR entity (including any KKR investment fund, vehicle or account, the KKR balance sheet, the Strategic Holdings segment, or Global Atlantic insurance company) will achieve results comparable to any results included in this presentation, or that any investments made by a KKR entity now, in the past or in the future will be profitable, or that KKR entities will find investment opportunities similar to any presented in connection with this presentation. Actual realized value of currently unrealized investments will depend on, among other factors, the value of the investments and market conditions at the time of disposition, related transaction costs, the timing and manner of sale, and many of the risks described in the forward-looking statements section of this Annex, all of which may differ from the assumptions and circumstances on which the currently unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein.

41 Important Information − Other Legal Disclosures (cont’d) Expected dividend amounts and investment returns in the new business segment Strategic Holdings may be materially less than our current expectations or not materialize at all, and the volatility of employee compensation as a result of the modification of our compensation framework could impact our ability to hire, retain, and motivate our employees whom we are dependent on. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. The use of words such as “unconstrained,” “consistent,” "trends," "dominant" or comparable words or other statements is not a guarantee of future performance or that any other statements to which these apply are guaranteed to occur. If a change occurs, forward-looking statements made as part of this presentation may vary materially from those expressed in the applicable forward-looking statements. These forward-looking statements include target, goal, hypothetical or estimated results, projections and other comparable phrases and concepts are hypothetical in nature and are shown for illustrative, informational purposes only. Except as otherwise specifically stated, this information is not intended to forecast or predict future events, but rather to show the hypothetical estimates calculated using the specific assumptions presented herein. It does not reflect any actual results, which may differ materially. Certain of the forward-looking information has been made for illustrative purposes and may not materialize. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in calculating the target, goal, hypothetical or estimated results have been stated or fully considered. Changes in the assumptions may have a material impact on the target, goal, hypothetical or estimated results presented. Target, goal, hypothetical or estimated results or projections may not materialize. These statements are subject to numerous risks, uncertainties and assumptions, including those listed here in the above and below paragraphs and described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in KKR & Co. Inc.’s filings with the SEC. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Forward Looking Statements This presentation contains certain forward-looking statements pertaining to KKR, including investment funds, vehicles and accounts managed by KKR and Global Atlantic. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction”, the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but, not limited to, any statements with respect to: statements regarding KKR’s business, financial condition, liquidity and results of operations, including Capital Invested, uncalled commitments, cash and short-term investments, and levels of indebtedness; the potential for future business growth; outstanding shares of common stock of KKR & Co. Inc. and its capital structure; non-GAAP and segment measures and performance metrics, including AUM, FPAUM, ANI, TOE, Book Value, Total Segment Earnings, FRE, Insurance Operating Earnings, Strategic Holdings Operating Earnings, Total Investing Earnings, and Total Segment Earnings; the declaration and payment of dividends on capital stock of KKR & Co. Inc.; the timing, manner and volume of repurchase of shares of capital stock of KKR & Co. Inc.; our statements regarding the potential of, and future financial results from, KKR’s Strategic Holdings segment (including expectations about dividend payments from companies and businesses in the Strategic Holdings segment in the future, the future growth of such companies and businesses, the potential for compounding earnings over a long period of time from such segment, and the belief that such segment is an unconstrained business line); KKR’s ability to grow its AUM, to deploy capital, to realize unrealized investment appreciation, and the time period over which such events may occur; KKR’s ability to manage the investments in and operations of acquired companies and businesses; the effects of any transactional activity on KKR’s operating results, including pending sales of investments; expansion and growth opportunities and other synergies resulting from acquisitions of companies (including the acquisition of Global Atlantic and businesses in our Strategic Holdings segment), internal reorganizations or strategic partnerships with third parties; the timing and expected impact to our business of any new investment fund, vehicle or product launches; the timing and completion of certain transactions contemplated by the Reorganization Agreement entered into on October 8, 2021 by KKR & Co. Inc. pursuant to which the parties agreed to undertake a series of integrated transactions to effect a number of transformative structural and governance changes in the future; the implementation or execution of, or results from, any strategic initiatives (including efforts to access private wealth investors and the modification of our compensation framework announced on November 29, 2023, which decreased the targeted percentage of compensation from fee related revenues and increased the targeted percentage from realized carried interest and incentive fees).

42 Global Atlantic’s actual or perceived financial strength and ratings of Global Atlantic and its subsidiaries; business Global Atlantic reinsures and business it cedes to reinsurers; changes in accounting standards applicable to insurance companies; volatility in our insurance business’s net income under GAAP; reinsurance assets held in trust, which limit Global Atlantic’s ability to invest those assets; determination of the amount of impairments and allowances for credit losses; liquidity risks from Global Atlantic’s membership in Federal Home Loan Banks; changes in relevant tax laws, regulations or treaties; regulations, including those related to capital requirements, that apply to Global Atlantic; Bermuda insurance subsidiaries possibly being subject to additional licensing requirements; and not being able to mitigate the reserve strain associated with statutory accounting rules; and • risks related to our organizational structure, including risks involving: our status as a controlled company; declining common stock price due to the large number of shares eligible for future sale and issuable as grants or in acquisitions; ability to issue preferred stock may cause the price of our common stock to decline; our right to repurchase all outstanding shares of common stock under specified circumstances; limitations on our ability to pay periodic dividends; our obligations to make payments to our principals pursuant to a tax receivable agreement; potential application of restrictions under the Investment Company Act of 1940; and reorganizations undertaken by us. Forward Looking Statements (cont'd) Without limiting the statements made in the prior paragraphs, the following factors, among others, could cause actual results to vary from the forward-looking statements: • risks related to our business, including: future business growth and various assumptions about the ability to capitalize on growth opportunities and future business performance, the assumptions and estimates used in any forward-looking statements made herein, including relating to New Capital Raised, Assets Under Management, Fee Related Earnings per share, Total Operating Earnings per share, Adjusted Net Income per share, Strategic Holdings Operating Earnings, the timing and amounts generated by the monetization of investments held by KKR or its investment vehicles, difficult market and economic conditions; geopolitical developments and other local and global events; disruptions caused by natural disasters, catastrophes, or potential changes in climate conditions; our liquidity requirements and sources of liquidity; assets we refer to as “perpetual capital” being subject to material reduction; high variability in earnings and cash flow; “clawback” provisions in our governing agreements; inability to raise additional or successor funds successfully; intense competition in the investment management and insurance industries; changes in relevant tax laws, regulations and treaties or adverse interpretations by tax authorities; recruiting, retaining and motivating our employees and other key personnel; expansion into new investment strategies, geographic markets, businesses and types of investors; failure to manage existing balance sheet commitments; extensive regulation of our businesses (including compliance with applicable laws); litigation volatility related to our capital markets activities; • risks related to our investment activities, including risks involving: historical returns not being indicative of future results; valuation methodologies for establishing the fair value of certain assets can be subjective; the impact on valuations by market and economic conditions; changes in debt or equity markets; dependence on significant leverage in our investments; exposures to, and investments in, leveraged companies or companies experiencing financial or business difficulties; concentration of investments by type of issuer, geographic region, asset types, or otherwise; investments in relatively illiquid assets; investments in real assets; investments in emerging and less established companies; investments in companies that are based outside of the United States; investors in certain of our investment vehicles are entitled to redeem their investments in these vehicles on a periodic basis, and certain of our investment advisory agreements may be terminated with minimal notice; • risks related to our insurance activities, including risks involving: possibility of not achieving the intended benefit of the Global Atlantic acquisitions (including a failure to realize anticipated benefits within the expected timeframes); interest rate fluctuations; difference between policyholder behavior estimates, reserve assumptions and actual claims experience; estimates used in preparation of financial statements and models for insurance products; our ability to execute Global Atlantic's growth strategies successfully; Important Information − Other Legal Disclosures (cont’d)